UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2014

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Rt. 202-206, Suite 303, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

     On March 4, 2014, we entered into subscription agreements with investors for the sale of an aggregate of 2,960,000 units in a registered direct offering.  Each unit consists of one share of our common stock and 0.35 of a warrant, each to purchase one share of our common stock.  The purchase price to be paid by the investors is $2.50 per unit.  The warrants have an exercise price of $3.10 per share, are exercisable commencing six months from the date of issuance, and have a term of five years from the date of exercisability.

Roth Capital Partners, LLC (“Roth”) has acted as sole placement agent in this offering. Pursuant to the terms of a placement agent agreement, we have agreed to pay Roth a placement agent fee equal to 7% of the gross proceeds of the offering.

The offering is being made pursuant to a prospectus supplement dated March 5, 2014 and an accompanying prospectus dated January 10, 2013, pursuant to our shelf registration statement on Form S-3 that became effective on January 10, 2013 (File No. 333-185737). The offering is expected to close on or about March 10, 2014, subject to the satisfaction of customary closing conditions contained in the subscription agreement. The subscription agreement contains customary representations, warranties, and agreements by us, and customary conditions to closing.  The placement agent agreement contains customary indemnification obligations of our company and Roth, including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties.

Copies of the form of warrant, form of subscription agreement and the placement agent agreement are attached as Exhibits 4.24, 10.37 and 10.38, respectively, and are incorporated herein by reference. The foregoing descriptions of the form of warrant, form of subscription agreement and the placement agent agreement are not complete and are qualified in their entirety by reference to Exhibits 4.24, 10.37 and Exhibit 10.38. The prospectus supplement relating to the offering will be filed with the Securities and Exchange Commission. A copy of the opinion of Wyrick Robbins Yates & Ponton LLP relating to the validity of the issuance and sale of the shares and the warrants in the offering and the issuance and sale of the shares of common stock underlying the warrants is attached as Exhibit 5.1 hereto.

A copy of the press release announcing the registered direct offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.24	Form of Warrant

5.1	Opinion of Wyrick Robbins Yates & Ponton LLP

10.37	Form of Subscription Agreement dated March 4, 2014, between CorMedix Inc. and the investors named therein

10.38	Placement Agent Agreement dated March 4, 2014, between CorMedix Inc. and Roth Capital Partners, LLC

99.1	Press release dated March 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: March 5, 2014	By:	/s/ Randy Milby
Name: Randy Milby
Title: Chief Executive Officer